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                                  EXHIBIT 10.22

                             (FORM OF ARL GUARANTY)

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                                  ARL GUARANTY

     THIS ARL GUARANTY (this "GUARANTY"), dated as of June 28, 2002, is made by AMERICAN REIMBURSEMENT, LLC, a Delaware limited liability company, as guarantor ("ARL"), in favor of PRIVATE INVESTMENT BANK LIMITED, Nassau, Bahamas ("PIBL"), for the benefit of the holders of the Amended Debentures (defined below).

                              W I T N E S S E T H:

     WHEREAS, Med Diversified, Inc. a Nevada Corporation ("MED"), issued to PIBL, with PIBL acting in its name but on behalf of certain clients of PIBL, certain subordinated debentures, dated as of December 28, 2001, in the aggregate principal amount of $70,000,000 (collectively, the "ORIGINAL DEBENTURES");

     WHEREAS, in order to extend the maturity of the Original Debentures to June 28, 2004 and modify other terms and conditions of the Original Debentures, Med and PIBL have agreed to enter into five (5) amended debentures (the "AMENDED DEBENTURES"), in the aggregate principal amount of $57,500,000; and

     WHEREAS, it is a condition precedent to the effectiveness of the Amended Debentures and to the availability of repayments thereunder that ARL execute and deliver this Guaranty; and

     WHEREAS, this Guaranty is secured by a first priority, perfected security interest in all ARL Debenture Collateral (as defined below), pursuant to that certain ARL Security Agreement, dated as of even date herewith (the "ARL SECURITY AGREEMENT," capitalized terms used herein without definition shall have the meanings ascribed to them in the ARL Security Agreement), by and between ARL and PIBL; and

     WHEREAS, Med is a member of ARL and will receive substantial direct and indirect benefits from the repayments being provided to PIBL under the Amended Debentures, and has caused ARL to be created and capitalized for the sole purpose of providing collateral in support of the Amended Debentures.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by ARL, ARL hereby agrees as follows:

     1. GUARANTEE. ARL hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest on any such Liabilities, whether accruing before or after any bankruptcy or insolvency case or proceeding involving ARL or any other Person and also including (if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding) such interest as would have accrued on any such portion of such obligations if such case or proceeding had not commenced. The term "LIABILITIES", as used herein, shall mean all outstanding principal under the Amended Debentures, interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid, to PIBL or the holders of the Amended Debentures under the terms of the Amended Debentures and any other instrument or agreement relating thereto, including without limitation this Guaranty, the Amendment Agreement or the other Modification Documents, whether the same are matured or unmatured.

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     ARL agrees that, in the event of the dissolution, bankruptcy or insolvency of ARL, or the inability or failure of Med to pay debts as they become due, or an assignment by Med for the benefit of creditors, or the commencement of any case or proceeding in respect of Med under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, ARL will pay to PIBL forthwith the full amount which would be payable hereunder by ARL if all Liabilities were then due and payable.

     This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of payment and performance (and not of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of ARL).

     Notwithstanding any other provision of this Guaranty, the amount guaranteed hereunder shall be limited to the extent, if any, required so that ARL's obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of any ARL's obligations hereunder pursuant to the preceding sentence, it is the intention of the parties thereto that any rights of subrogation or contribution which ARL may have under any other agreement or under applicable law shall be taken into account.

     2. SECURITY. As security for the prompt and complete payment and performance of the Liabilities when due, ARL hereby delivers, pledges and grants a first priority, perfected security interest to PIBL in all of ARL's right, title and interest (whether now owned and existing or hereafter arising or acquired) in all present and future assets of ARL (collectively, the "ARL DEBENTURE COLLATERAL"), consisting of:

          (a) Medical accounts receivable owned by ARL (collectively, the "ARL ACCOUNTS") having an aggregate face value of not less than $100,000,000, as identified on an itemized schedule attached as an exhibit to the Amendment Agreement, with all collections on the ARL Accounts, net of Servicing Costs and the Sellers Override, being directed to the ARL Collection Account to be used exclusively for payments on the Amended Debentures;

          (b) All servicing, collateral and collection arrangements relating to the ARL Accounts, with the documentation related thereto specifying that the Holders or their designated agent shall be the sole beneficiary of such ARL Accounts; PROVIDED that such security interest shall not apply to the portion of the Servicing Costs that are payable to NCFE and its affiliates in connection with the ARL Accounts nor to the servicing, collateral and collection arrangements with NCFE and its affiliates related thereto; and

          (c) Any other assets that may be acquired or otherwise held by ARL on or after the date of the Amendment Agreement.

     Terms used in the foregoing definition of ARL Debenture Collateral, that are not otherwise defined therein, shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Delaware.

     ARL will not (i) change its name or identity, (ii) establish any other location other than the address set forth beneath its signature hereto where it expects to maintain inventory and/or equipment or (iii) change its principal place of business or the place where its records concerning the ARL Debenture Collateral are kept from the address set forth beneath its signature hereto, unless ARL shall have given PIBL at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by PIBL to amend such financing statement or continuation statement as PIBL may deem appropriate or otherwise to maintain perfection of PIBL's security interest in the ARL Debenture Collateral.

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     ARL hereby irrevocably constitutes and appoints PIBL and any agent or representative thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of ARL and in the name of ARL or in its own name, from time to time in ARL's discretion, for the purpose of carrying out the terms of this Guaranty, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Guaranty, and to do, at PIBL's option and ARL's expense, at any time, or from time to time, all acts and things which PIBL reasonably deems necessary to protect, preserve or realize upon the ARL Debenture Collateral and PIBL's lien therein, in order to effect the intent of this Guaranty, all as fully and effectively as ARL might do. ARL hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 2 is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full.

     3. ARL'S OBLIGATIONS UNCONDITIONAL. The covenants and agreements of ARL set forth in this Guaranty shall be primary obligations of ARL, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by ARL with its obligations hereunder), whether based upon any claim that Med, or any other Person may have against PIBL or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not ARL or Med shall have any knowledge or notice thereof) including, without limitation:

          (a) any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Liabilities, the Amended Debentures, the ARL Security Agreement or any related instrument or agreement, or any other instrument or agreement applicable thereto or any of the parties to such agreements, or to any collateral, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Liabilities; or the failure of any security or the failure of PIBL to perfect or insure any interest in any collateral;

          (b) any failure, omission or delay on the part of Med or PIBL to conform or comply with any term of any instrument or agreement referred to in CLAUSE (a) above;

          (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in CLAUSE (a) above or any obligation or liability of Med or PIBL, or any exercise or non-exercise by PIBL of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

          (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Med, PIBL or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          (e) any limitation on the liability or obligations of any Person under the Amended Debentures or any other related instrument or agreement, the Liabilities, any collateral security for the Liabilities or any other guaranty of the Liabilities or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guaranty or security referred to in CLAUSE (a) above or any term of any thereof;

          (f) any merger or consolidation of Med into or with any other Person or any sale, lease or transfer of any of the assets of Med to any other Person;

          (g) any change in the ownership of any shares of capital stock of Med or any corporate change in Med; or

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          (h)  any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against ARL.

     The obligations of ARL set forth herein constitute the full recourse obligations of ARL, enforceable against it to the full extent of all its assets and properties.

     ARL waives any and all notice of the creation, renewal, extension or accrual of any of the Liabilities and notice of or proof of reliance by PIBL upon this Guaranty or acceptance of this Guaranty, and the Liabilities, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. ARL unconditionally waives, to the extent permitted by law: (i) acceptance of this Guaranty and proof of reliance by PIBL hereon; (ii) notice of any of the matters referred to in the foregoing CLAUSES (a) through (h) of this Section 3, or any right to consent or assent to any thereof; (iii) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against ARL, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Amended Debentures or any related instrument or agreement, and notice of default or any failure on the part of Med to perform and comply with any covenant, agreement, term or condition of the Amended Debentures or any related instrument or agreement; (iv) any right to the enforcement, assertion or exercise against Med of any right, power, privilege or remedy conferred in the Loan Document or any related instrument or agreement or otherwise; (v) any requirement of diligence on the part of any Person; (vi) any requirement of PIBL to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default under the Amended Debentures or any related instrument or agreement; (vii) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Amended Debentures or any related instrument or agreement relating thereto or any collateral for the Liabilities; and (viii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against ARL (including, without limitation, any and all benefits under California Civil Code Sections 2809, 2810, 2819, 2822, 2825, 2845, 2846, 2847, 2848, 2849, 2850,
2899 and 3433).

     Without limiting the foregoing, ARL hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by PIBL, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of ARL or the right of ARL to proceed against any Person for reimbursement or both.

     ARL agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Med is rescinded or must be otherwise restored by PIBL, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     ARL further agrees that, without limiting the generality of this Guaranty, if an Event of Default shall have occurred and be continuing and PIBL is prevented by applicable law from exercising its remedies under the Amended Debentures, PIBL shall be entitled to receive hereunder from ARL, upon demand therefor, the sums which would have otherwise been due from Med had such remedies been exercised.

     4. ASSIGNMENT BY PIBL. PIBL may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to ARL, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were PIBL, as appropriate.

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     5.   NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon PIBL except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair PIBL's rights or ARL's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Med or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of ARL hereunder. ARL's obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of ARL. ARL hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     6. ASSIGNMENT OF SUBROGATION RIGHTS. ARL hereby assigns to PIBL, until the Liabilities have been indefeasibly paid in full, all rights which it may now have and may hereafter acquire against Med that may arise from the existence, payment, performance and enforcement of ARL's obligations under this Guaranty, including rights of subrogation, reimbursement, exoneration and indemnification, and rights to participate in claims or remedies of PIBL against Med and any of its assets which PIBL now has or hereafter acquires, including, without limitation, the right to vote any claims in any bankruptcy case or proceeding.

     7. REPRESENTATIONS AND WARRANTIES. ARL hereby represents and warrants to PIBL that:

          (a) ARL has all requisite power and authority to execute, deliver and perform its obligations under this Guaranty and such other instruments or agreements relating thereto to which it is or may become a party;

          (b) ARL has duly executed and delivered this Guaranty, and this Guaranty is the legal, valid and binding obligation of ARL, enforceable in accordance with its terms;

          (c) the execution, delivery and performance of this Guaranty by ARL does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which ARL is a party or by which ARL or its properties is bound.

     8. EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist under this Guaranty if at any time: (a) any representation or warranty of made by ARL under this Guaranty or the ARL Security Agreement shall have been false or misleading in any material respect when made; (b) ARL shall fail to make any payment hereunder upon demand therefor; (c) any "Event of Default" under any of the Amended Debentures, as defined in the Amendment Agreement, shall occur; or (d) ARL shall fail to observe and perform in any material respect any covenant or agreement made by ARL in this Guaranty or the ARL Security Agreement.

     9.   REMEDIES.

          (a) In case an Event of Default shall occur and be continuing, the Liabilities shall become immediately due and payable and PIBL shall be entitled to exercise all of PIBL's rights, powers and remedies (whether pursuant to applicable law or this Guaranty) with respect thereto and for the protection and enforcement of PIBL's rights in the ARL Debenture Collateral, including, without limitation, the following:

               (i) the right to receive all monies or other property which, but for the occurrence of the Event of Default, ARL would have been entitled to retain;

               (ii) to transfer registration of the ARL Debenture Collateral into PIBL's name (subject to the rights to payment represented by the Servicing Costs and the Sellers Override);

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               (iii) to sell, assign or otherwise dispose of the ARL Debenture
Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as PIBL, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirement of law, PIBL may bid (which may be a credit bid) for and become the purchaser of the ARL Debenture Collateral (or any portion thereof), offered for sale in accordance with this Section 9 without accountability to ARL, except pursuant to subsection (b) below.

          (b) The proceeds of any disposition of any ARL Debenture Collateral obtained pursuant to this Section 9 (in each case, subject to the prior payment of Servicing Costs and the Sellers Override) shall be applied as follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by PIBL in foreclosing on and disposing of the ARL Debenture Collateral;

               (ii) next, any surplus then remaining to the payment of the Liabilities (whether matured or unmatured) in such order as PIBL may determine in its sole discretion; and

               (iii) thereafter, if no other Liabilities are outstanding, any surplus then remaining shall be paid to ARL or to such other person legally entitled to same; it being understood that ARL will remain liable to PIBL to the extent of any deficiency between the amount of the Liabilities and the aggregate of all amount realized from ARL Debenture Collateral.

     10. COSTS, ETC. ARL also agrees to pay all reasonable costs of PIBL, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     11. SUBORDINATION BY ARL. ARL hereby subordinates, and makes subject to the interests of PIBL, all right, title and interest (including, without limitation, liens and security interests) which ARL may now have or hereafter acquire in and to any of Med's assets, properties or interests in property, as well as all indebtedness, claim and other obligations of Med owing to ARL. Upon request of Bank at any time and from time to time, ARL agrees to execute and deliver to PIBL such agreements, documents and instruments as may be necessary or desirable to give effect to and put of record the subordination set forth herein.

     12. CUMULATIVE RIGHTS. PIBL's rights, powers and remedies under this Guaranty shall be in addition to all rights, powers and remedies given to PIBL under law, under the Amendment Agreement or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     13.  MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon ARL and upon ARL's successors; and all references herein to ARL shall be deemed to include any successor or successors, whether immediate or remote, to such Person. ARL shall have no right to assign its obligations hereunder. This Guaranty shall inure to the benefit of PIBL and its successors, assigns and transferees.

          (b) SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

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          (c)  SERVICE OF PROCESS. ARL AGREES THAT SERVICE OF PROCESS IN ANY
SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH BELOW OR AT SUCH OTHER ADDRESS OF WHICH PIBL SHALL HAVE BEEN NOTIFIED IN WRITING, AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (d) NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and deposited in the U.S. Postal Service via registered mail. The initial address for notices to ARL is set forth beneath its signature below.

          (e) GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          (f) WAIVER OF JURY TRIAL. GUARANTOR, BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, AND LENDER, BY ACCEPTING THIS GUARANTY, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (g) COUNTERPARTS. This Guaranty may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document. Copies of this Guaranty shall have the same effect and enforceability as the original.

      [Remainder of page intentionally left blank; signature page follows.

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     IN WITNESS WHEREOF, ARL has caused this Guaranty to be executed and delivered as of the date first above written.

                              AMERICAN REIMBURSEMENT, LLC,
                              a Delaware limited liability company


                              By:
                                 ------------------------------------
                              Name:
                              Title:
                              Address:
                              Attn:
                              Telecopy:

                        [SIGNATURE PAGE TO ARL GUARANTY]

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